SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED APRIL 6, 2004

$857,120,000 (Approximate)

FIELDSTONE MORTGAGE INVESTMENT TRUST, SERIES 2004-2

ASSET BACKED SECURITIES CORPORATION

Depositor

FIELDSTONE INVESTMENT CORPORATION

Seller

WELLS FARGO BANK, N.A.

Trust Administrator, Master Servicer and Custodian

CHASE MANHATTAN MORTGAGE CORPORATION

Sub-Servicer

April 6, 2004

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Notes.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Notes has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Fieldstone Mortgage Investment Trust, Series 2004-2

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Bond Summary

$857,120,000 (Approximate)

Subject to Revision

Class	Approx Size ($)(1)	Coupon	WAL (yrs) (Call(4)/ Maturity)	Principal Window (Call(4)/ Maturity)	Payment Delay	Expected Final Maturity(4)	Stated Final Maturity(5)	Expected Ratings (Moody’s/S&P)
1-A(6)	$356,400,000	LIBOR + [ ](2)	2.08 / 2.49	1 - 59 / 1 - 183	0	Mar 2009	[July 2034]	Aaa/AAA
2-A(7)	$356,400,000	LIBOR + [ ](2)	2.08 / 2.50	1 - 59 / 1 - 184	0	Mar 2009	[July 2034]	Aaa/AAA
A-IO(8)	$260,326,000	4.00%	NOT OFFERED					Aaa/AAA
M1	$54,120,000	LIBOR + [ ](3)	4.26 / 5.31	41 - 59 / 41 - 152	0	Mar 2009	[July 2034]	Aa2/AAA
M2	$41,800,000	LIBOR + [ ](3)	4.17 / 5.17	39 - 59 / 39 - 139	0	Mar 2009	[July 2034]	A2/AA
M3	$13,200,000	LIBOR + [ ](3)	4.14 / 5.09	38 - 59 / 38 - 123	0	Mar 2009	[July 2034]	A3/A-
M4	$11,000,000	LIBOR + [ ](3)	4.12 / 5.02	38 - 59 / 38 - 116	0	Mar 2009	[July 2034]	Baa1/BBB+
M5	$11,000,000	LIBOR + [ ](3)	4.12 / 4.95	38 - 59 / 38 - 109	0	Mar 2009	[July 2034]	Baa2/BBB
M6	$13,200,000	LIBOR + [ ](3)	NOT OFFERED					Baa3/BBB-
Total:	$857,120,000

(1)

Subject to a permitted variance of [+/- 5%]

(2)

If the 20% cleanup call is not exercised on the first Payment Date on which it is exercisable, the existing margin on Class 1-A and Class 2-A Notes will increase to 2x their respective margins on the following Payment Date.  Each of the Class 1-A and Class 2-A Notes is subject to the lesser of (i) the Available Funds Cap Rate and (ii) the Group 1 and Group 2 Fixed Rate Cap, respectively.

(3)

If the 20% cleanup call is not exercised on the first Payment Date on which it is exercisable, the existing margin on each of the Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Notes will increase to 1.5x their respective margins on the following Payment Date.  Each of the Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Notes is subject to the lesser of (i) the Available Funds Cap Rate and (ii) the Subordinate Fixed Rate Cap.

(4)

The Notes will be priced assuming 100% of the Prepayment Assumption to the 20% cleanup call.  100% of the Prepayment Assumption assumes 28% CPR for all the Mortgage Loans.

(5)

Assumes the Payment Date following the latest possible maturity date of any Mortgage Loan assuming a Subsequent Mortgage Loan having a maturity date of June 21, 2034.

(6)

Class 1-A is the Group 1 Senior Notes.

(7)

Class 2-A is the Group 2 Senior Notes.  The Class 2-A Notes may be split into two or three classes which may pay concurrently, sequentially or as otherwise described in the prospectus supplement.  References to the Class 2-A Notes in this Term Sheet refer to the aggregate of any such classes issued.

(8)

Class A-IO will be a Senior Interest-Only Note, and will receive interest payments for the first 18 Payment Dates.

Fieldstone Mortgage Investment Trust, Series 2004-2

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Summary of Terms

Seller	Fieldstone Investment Corporation (“Fieldstone”)
Title of the Securities

Fieldstone Mortgage Investment Trust, Series 2004-2, consisting of:

Class 1-A, Class 2-A and Class A-IO Notes (collectively, the “Class A Notes”),

and Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Notes (collectively, the “Class M Notes”).

Collectively, the Class A Notes and the Class M Notes are referred to as the “Notes”.

Depositor	Asset Backed Securities Corporation
Indenture Trustee	HSBC Bank USA
Lead-Underwriter	Credit Suisse First Boston LLC
Co-Underwriters	Lehman Brothers Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated Friedman, Billings, Ramsey & Co., Inc,
Servicer	Fieldstone Servicing Corp., a wholly-owned subsidiary of Fieldstone Investment Corp.
Sub-Servicer

Chase Manhattan Mortgage Corporation (“Chase”).  Chase has a subprime mortgage servicer rating of “Strong” from S&P, SQ1 from Moody’s and RPS1- from Fitch, the highest rating category from S&P and Moody’s and the second highest from Fitch.

Owner Trustee	U.S. Bank Trust National Association
Trust Administrator, Master Servicer and Custodian	Wells Fargo Bank, N.A.
Ratings	Moody's Investor Services, Inc. ("Moody's") and Standard and Poor's Rating Services, Inc. ("S&P").
Expected Pricing Date	Week of April 5, 2004
Expected Closing Date	April [21], 2004
Cut-Off Date	April 1, 2004 for the Mortgage Loans to be delivered on the Closing Date.
Payment Dates	Payment of principal and interest on the Notes will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in May 2004.
Delay Days	The Notes, excluding the Class A-IO Notes, will have 0 days delay. The Class A-IO Notes will have 24 days delay.
Day Count	The Notes, excluding the Class A-IO Notes, will accrue interest on an Actual/360 basis. The Class A-IO Notes will accrue interest on a 30/360 basis.

Fieldstone Mortgage Investment Trust, Series 2004-2

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Denominations

Minimum $25,000; increments $1 in excess thereof for the Class A Notes, excluding the Class A-IO Notes.  Minimum $100,000; increments of $1,000 in excess thereof for the Class A-IO, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Notes.

Class A-IO Notional Amount

The Class A-IO Notes do not have a Class Note Balance but will accrue interest on their Notional Amount. The “Notional Amount” of the Class A-IO Notes will be the sum of the notional balance of its two components. The components comprising the Class A-IO Notes may not be transferred separately from the Notes.  If the trust fund terminates prior to the 18th payment date, whether as a result of an optional termination or otherwise, the holders of the Class A-IO Notes will be entitled to a payment equal to the present value of the payments remaining to be made on the Class A-IO Notes determined using a discount rate equal to the expected yield to maturity of the Class A-IO Notes determined at pricing.

	Payment Dates	Class A-IO (1) Notional Amount	Class A-IO (2) Notional Amount	Class A-IO Total Notional Amount
	1	130,163,000	130,163,000	260,326,000
	2	130,163,000	130,163,000	260,326,000
	3	130,163,000	130,163,000	260,326,000
	4	130,163,000	130,163,000	260,326,000
	5	130,163,000	130,163,000	260,326,000
	6	130,163,000	130,163,000	260,326,000
	7	130,163,000	130,163,000	260,326,000
	8	130,163,000	130,163,000	260,326,000
	9	130,163,000	130,163,000	260,326,000
	10	130,163,000	130,163,000	260,326,000
	11	130,163,000	130,163,000	260,326,000
	12	130,163,000	130,163,000	260,326,000
	13	130,163,000	130,163,000	260,326,000
	14	130,163,000	130,163,000	260,326,000
	15	130,163,000	130,163,000	260,326,000
	16	130,163,000	130,163,000	260,326,000
	17	130,163,000	130,163,000	260,326,000
	18	130,163,000	130,163,000	260,326,000
	19	0	0	0
	After the 18th Payment Date, the Class A-IO Notional Amount will be zero. Interest will be paid to the Class A-IO Notes from both of the Collateral Groups.
Accrued Interest	The Notes, excluding the Class A-IO Notes, will settle flat. The Class A-IO Notes will settle with accrued interest.
Accrual Period

The “Accrual Period” with respect to the Class A Notes (except for the Class A-IO Notes) will be the period beginning on the 25th day of the month prior to such Payment Date (or, in the case of the first Payment Date, the Closing Date) and ending on the 24th day of the month of such Payment Date.  The Accrual Period for the Class A-IO Notes for each Payment Date will be the calendar month immediately preceding the month in which the Payment Date occurs.

Due Period	The period from the 2nd day of the immediately preceding calendar month through the 1st day of the current calendar month.
Registration	The Offered Notes will be available in book-entry form through DTC and upon request through Clearstream, Luxembourg and the Euroclear System.
Federal Tax Status	The Notes are anticipated to be treated as debt for U.S. federal income tax purposes, and an opinion will be delivered to that effect from counsel acceptable to the underwriters.

Fieldstone Mortgage Investment Trust, Series 2004-2

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ERISA Eligibility	The Notes are expected to be ERISA eligible, subject to limitations set forth in the final prospectus supplement.
SMMEA Eligibility	The Class 1-A, Class 2-A, Class A-IO and Class M1 Notes are expected to be SMMEA eligible.
Initial Mortgage Loans

As of the Statistical Cut-off Date, the Collateral Group consists of 3,552 mortgage loans (the “Initial Mortgage Loans”) with an aggregate principal balance of approximately $666,108,824 of fully amortizing adjustable rate loans secured by first liens on primarily 1 - 4 family properties.  Approximately 76.57% of the Initial Mortgage Loans will be subject to prepayment penalties and approximately 51.99% of the Initial Mortgage Loans require interest only during their first five years.

The Mortgage Loans are composed of Group 1 and Group 2.  Group 1 will consist of mortgage loans that had a principal balance at origination of no more than $333,700 if a single-unit property (or $500,550 if the property is located in Hawaii or Alaska), $427,150 if a two-unit property (or $640,725 if the property is located in Hawaii or Alaska), $516,300 if a three-unit property (or $774,450 if the property is located in Hawaii or Alaska), or $641,650 if a four-unit property (or $962,475  if the property is located in Hawaii or Alaska). Group 2 will consist of mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group 1.

See the attached collateral descriptions for additional information on the Initial Mortgage Loans.

Subsequent Mortgage Loans

After the Closing Date, in addition to the Initial Mortgage Loans, approximately $213,891,176 of additional loans will be added to the trust, referred to herein as the "Subsequent Mortgage Loans" and the Subsequent Mortgage Loans are referred to herein collectively with the Initial Mortgage Loans as the “Mortgage Loans”.

Pre-Funding Account

On the Closing Date, a deposit of approximately $213,891,176 (the "Pre-Funding Amount") will be made to an account (the "Pre-Funding Account").  On or prior to [July 21, 2004] (the "Pre-Funding Period"), the Pre-Funded Amount will be used to purchase Subsequent Mortgage Loans having similar characteristics as the Initial Mortgage Loans.

Repurchase or Substitution of Mortgage Loans	The Servicer shall have the option at any time to purchase any Delinquent Mortgage Loan or substitute an Eligible Substitute Mortgage Loan for any Delinquent Mortgage Loan as defined in the Indenture.
Total Deal Size	Approximately $857,120,000
Optional Termination

On the Payment Date on which the aggregate unpaid principal balance of the Mortgage Loans, prior to giving effect to any principal payments for that period, is less than 20% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the amounts on deposit in the Pre-Funding Account on the Closing Date, Fieldstone Servicing Corp., as owner of the servicing rights, will have the option to purchase the remaining Mortgage Loans from the trust.  If on the following Payment Date, Fieldstone Servicing Corp. has not exercised its optional termination right the margins for the Class 1-A and Class 2-A Notes will double and the margins for the remaining classes will be multiplied by 1.5.

Servicing Fee Rate	50 basis points per annum (0.50%) on the outstanding principal balance of each mortgage loan as of the first day of any Due Period.

Fieldstone Mortgage Investment Trust, Series 2004-2

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Owner Trustee Fee	$3,000 per annum, payable monthly.
Note Rate

The Note Rate on each class of Notes (excluding the Class A-IO Notes) is equal to the least of (i) the Formula Rate, (ii) Available Funds Rate and (iii) the related Fixed Rate Cap.  The Note Rate for the first Payment Date will equal the Formula Rate.  The Class A-IO Notes will accrue at a fixed rate of  [4.00]%.

Formula Rate	One-Month LIBOR plus a margin for each class of Notes (excluding the Class A-IO Notes).
Available Funds Rate

As to any Payment Date and for any Class of Notes (other than the Class A-IO Notes), a per annum rate equal to the quotient of (a) the excess of (1) the sum of (i) the interest collected on the Mortgage Loans and (ii) any net swap receipts for such Payment Date, over (2) for the first 18 Payment Dates only, current interest on the Class A-IO Notes for such Payment Date, divided by (b) the product of the principal amounts on the Notes before taking into account any payments of principal on such Payment Date, multiplied by (2) a fraction,  the numerator of which is 30, and the denominator of which is the actual number of days in the related accrual period.

Group 1 and Group 2 Fixed Rate Cap	As to any Payment Date (other than the first Payment Date), a per annum rate equal to [10.25]% for Class 1-A and [10.30]% for Class 2-A Notes.
Subordinate Fixed Rate Cap	As to any Payment Date (other than the first Payment Date), a per annum rate equal to [10.25]% for Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Notes.
Swap Contract <Preliminary and Subject to Revision - Swap May Be Substituted with an Interest Rate Cap>

The Trust will include a swap derivative contract for the benefit of the Notes (the “Swap Contract”) to (i) protect against interest rate risk from upward movement in 1 month LIBOR and (ii) diminish basis risk associated with the hybrid adjustable-rate mortgage loans.  The Trust will make payments based on a fixed rate of approximately [2.04]% and will receive payments based on one-month LIBOR based on the schedules below.

Date	Swap Notional Amount
5/25/2004	857,120,000
6/25/2004	834,003,613
7/25/2004	804,286,589
8/25/2004	775,626,532
9/25/2004	747,985,902
10/25/2004	721,328,491
11/25/2004	695,619,377
12/25/2004	670,824,878
1/25/2005	646,912,506
2/25/2005	623,850,923
3/25/2005	601,609,906
4/25/2005	580,160,303
5/25/2005	559,473,995
6/25/2005	539,523,865
7/25/2005	520,283,754
8/25/2005	501,728,433
9/25/2005	483,833,567
10/25/2005	466,575,688
11/25/2005	449,233,882
12/25/2005	433,071,812
1/25/2006	411,223,720
2/25/2006	378,408,368
3/25/2006	300,093,853
4/25/2006	161,247,530
5/25/2006	23,114,700
6/25/2006	0

Fieldstone Mortgage Investment Trust, Series 2004-2

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Application Of Net Swap Payments

If, on any Payment Date, the Trust receives net payments under one or more of the swap contracts, the amounts received by the trust will be applied to pay Monthly Interest on the Notes in the order and priority described under "Cashflow Priority," below, but only to the extent that the Monthly Interest (and any Monthly Interest remaining unpaid on prior Payment Dates, together with interest thereon at the applicable Note Rate) for a Class of Notes exceeds the amount of interest paid on such Class of Notes out of available interest funds for such Payment Date.  Any amounts received under the swap contracts in excess of the amount needed to satisfy payments described in the immediately preceding sentence shall be paid to the holder of the equity interest in the Trust and shall not be available to make payments in respect of the Notes.

Group Subordinate Amount

For each Group on each Payment Date, is equal to the excess of the Group’s Mortgage Loan Balance as of the end of the second preceding Due Period over the unpaid principal balance of the Class 1-A (in the case of Group 1) or Class 2-A Notes (in the case of Group 2) immediately prior to such Payment Date.

Monthly Interest	The interest accrued during the related Accrual Period at the applicable Note Rate.
Cashflow Priority <Preliminary and Subject to Revision>

►

Repayment of any unreimbursed Servicer advances.

►

Servicing Fees.

►

Owner Trustee Fee.

►

Swap Contracts.

►

Available interest funds, as follows: Monthly Interest, including any unpaid Monthly Interest from prior months, concurrently, to the Class A Notes and the  Class A-IO Notes; then Monthly Interest, including any unpaid Monthly Interest from prior months, to the Class M1 Notes, then to the Class M2 Notes, then to the Class M3 Notes, then to the Class M4 Notes, then to the Class M5 Notes, and then to the Class M6 Notes.

►

Repayment of any unreimbursed Trustee advances.

►

Available principal funds, as follows: monthly principal to the Class A Notes as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M1 Notes, then monthly principal to the Class M2 Notes, then monthly principal to the Class M3 Notes, then monthly principal to the Class M4 Notes, then monthly principal to the Class M5 Notes and then monthly principal to the Class M6 Notes, in each case as described under "PRINCIPAL PAYDOWN."

►

Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

►

Excess interest to pay available funds shortfalls.

►

Excess interest to pay subordinate principal shortfalls.

►

Any remaining amount will be released from the Indenture and will not be available for payment to holders of the offered notes.

Fieldstone Mortgage Investment Trust, Series 2004-2

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Credit Enhancement

Credit Enhancement	Consists of the following: ► Net Monthly Excess Cashflow; ► Over-Collateralization Amount; and ► Subordination.
Over-Collateralization	Excess interest will be used to pay down the principal balance of the Notes so the aggregate Mortgage Loan balance exceeds the aggregate Note balance (“Over-Collateralization” or “O/C”).
Over-Collateralization Target

Prior to the Stepdown Date, equal to [2.60]% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) any amounts on deposit in the Pre-Funding Account on the Closing Date.

On or after the Stepdown Date, equal to the lesser of (x) [2.60]% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) any amounts on deposit in the Pre-Funding Account on the Closing Date and (y) [5.20]% of the Pool Balance as of the end of the related Due Period, subject to a floor equal to 0.50% of the aggregate principal balance of the Initial Mortgage Loans as of the Cut-Off Date and the amount on deposit in the Pre-Funding Account on the Closing Date.

Provided, however, if a Trigger Event has occurred on the related Payment Date, the Over-Collateralization Target will be the same as the Over-Collateralization Target on the preceding Payment Date.

Initial:    [2.60]% of original balance
Target:  [2.60]% of original balance before step-down, [5.20]% of current balance after step-down
Floor:  [0.50]% of original balance
(Preliminary and Subject to Revision)

Subordination

(1)  The subordination percentages include the initial over-collateralization level of 2.60%.

Fieldstone Mortgage Investment Trust, Series 2004-2

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Principal Paydown

Prior to the Stepdown Date, and whenever a Trigger Event is in effect:

►

(i) The Group 1 Principal Payment Percentage of scheduled and unscheduled principal received from the Mortgage Loans and (ii) its pro-rata share of excess spread (pro-rata with the Class 2-A Notes based on outstanding Note principal balance) to the extent payable as principal to replenish O/C to the required level will be paid to the Class 1-A Notes.

►

 (i) The Group 2 Principal Payment Percentage of scheduled and unscheduled principal received from the Mortgage Loans and (ii) its pro-rata share of excess spread (pro-rata with the Class 1-A Notes based on outstanding Note principal balance) to the extent payable as principal to replenish O/C to the required level will be paid to the Class 2-A Notes.

“Group 1 Principal Payment Percentage” means with respect to any Payment Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 1 Mortgage Loans and payable on such Payment Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and payable on such Payment Date.

“Group 2 Principal Payment Percentage” means with respect to any Payment Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 2 Mortgage Loans and payable on such Payment Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and payable on such Payment Date.

After the Note principal balance of the Class 1-A or Class 2-A Notes has been reduced to zero, the amounts referred to  above, as applicable, will be paid to the remaining Class A Notes (i.e., whichever such class remains outstanding) on a pro rata basis, as the case may be.  After the aggregate Note principal balance of the Class A Notes has been reduced to zero, the amounts referred to in (1) and (2) above will be paid sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Notes.

On or after the Stepdown Date and as long as a Trigger Event is not in effect:

All Notes will be entitled to receive payments of principal, in the following order of priority: first to the Class A Notes (allocated between the Class 1-A and the Class 2-A Notes as described immediately above), second to the Class M1 Notes, third to the Class M2 Notes, fourth to the Class M3 Notes, fifth to the Class M4 Notes, sixth to the Class M5 Notes and seventh to the Class M6 Notes in each case up to amounts necessary to maintain the subordination for each class at its required level.  Such required levels of subordination are as follows:

Class A	[38.00]%(1)
Class M1	[25.70]%(1)
Class M2	[16.20]%(1)
Class M3	[13.20]%(1)
Class M4	[10.70]%(1)
Class M5	[8.20]%(1)
Class M6	[5.20]%(1)

(1)

Includes Over-Collateralization

Fieldstone Mortgage Investment Trust, Series 2004-2

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Stepdown Date

The later to occur of (1) the Payment Date in May 2007 or (2) the first Payment Date on which the aggregate Note Principal Balance of the Class A Notes (after giving effect to payments of the Principal Funds amount for such Payment Date) is less than or equal to 38.00% of the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the immediately preceding Due Period.

Required Percentage

With respect to a Payment Date after the Stepdown Date, the quotient of (x) (1) the aggregate stated principal balance of the Mortgage Loans, less (2) the Note Principal Balance of the most senior class of Notes (other than the Class A-IO Notes) outstanding as of such Payment Date, prior to giving effect to payments to be made on such Payment Date, and (y) the stated principal balances of the Mortgage Loans.  As used herein, the Note Principal Balance of the most senior class of Notes will equal the aggregate Note Principal Balance of the Class A Notes as of such date of calculation.

Trigger Event <Preliminary and Subject to Revision>

The situation that exists with respect to any Payment Date after the Stepdown Date, if (a) the quotient of (1) the aggregate stated principal balance of all Mortgage Loans 60 or more days  delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the stated principal balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [41.00]% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage) of (1) the aggregate realized losses incurred from the Cut-off Date through the last day of the calendar month preceding such Payment Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss Percentage shown below.

Prospectus

The Notes will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Notes and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Notes may not be consummated unless the purchaser has received the Prospectus.

Mortgage Loan Tables

The following tables describe the Initial Mortgage Loans and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

Fieldstone Mortgage Investment Trust, Series 2004-2

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Aggregate Statistical Collateral Summary

Aggregate Outstanding Principal Balance	$666,108,824
Aggregate Original Principal Balance	$666,694,709
Number of Mortgage Loans	3,552

	Minimum	Maximum	Average(1)
Original Principal Balance	$30,000.00	$650,000.00	$187,695.58
Outstanding Principal Balance	$29,929.24	$650,000.00	$187,530.64

	Minimum	Maximum	Weighted Average(2)
Original Term (mos)	360	360	360
Stated Remaining Term (mos)	353	360	358
Loan Age (mos)	0	7	2
Current Interest Rate	4.75%	10.45%	6.88%
Initial Interest Rate Cap	2.00%	3.00%	2.97%
Periodic Rate Cap	1.00%	2.00%	1.03%
Gross Margin	4.75%	7.70%	5.67%
Maximum Mortgage Rate	10.75%	16.45%	12.88%
Minimum Mortgage Rate	4.75%	10.45%	6.88%
Months to Roll	17	59	23
Original Loan-to-Value	20.69%	100.00%	82.56%
Credit Score(3)	500	800	648

		Earliest	Latest
Maturity Date:		9/1/2033	4/1/2034

Lien Position	Percent of Mortgage Pool	Year of Origination	Percent of Mortgage Pool
1st Lien	100.00%	2003	21.46%
		2004	78.54%
		Total:	100.00%

		Loan Purpose	Percent of Mortgage Pool
Occupancy	Percent of Mortgage Pool	Purchase	56.69%
Investment Property	6.32%	Refinance	43.31%
Primary Home	93.55%	Total:	100.00%
Second Home	0.13%
Total:	100.00%	Property Type	Percent of Mortgage Pool
		Condominium	9.77%
Loan Type	Percent of Mortgage Pool	Planned Unit Development	14.19%
ARM	100.00%	Rowhouse	0.01%
		Single Family Attached	0.48%
		Single Family Detached	72.13%
		Townhouse	0.53%
		Two-to-Four Family	2.89%
		Total:	100.00%

(1)

Sum of Principal Balance divided by total number of loans.

(2)

Weighted by Outstanding Principal Balance.

(3)

Minimum and Weighting only for loans with scores.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Mortgage Rates of Aggregate Mortgage Loans

Range of Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
6.000% or less	458	$120,454,398.14	18.08%	5.754%	680	$263,000.87	82.77%	56.35%
6.001% to 6.500%	628	150,050,842.25	22.53	6.349	676	238,934.46	82.55	31.17
6.501% to 7.000%	785	153,702,083.23	23.07	6.831	653	195,798.83	82.57	33.41
7.001% to 7.500%	587	102,158,344.44	15.34	7.329	631	174,034.66	83.34	44.37
7.501% to 8.000%	565	82,274,562.97	12.35	7.806	612	145,618.70	82.72	46.67
8.001% to 8.500%	246	28,362,380.40	4.26	8.304	590	115,294.23	81.96	53.24
8.501% to 9.000%	186	20,445,308.84	3.07	8.756	574	109,921.02	79.65	58.91
9.001% to 9.500%	63	5,786,220.30	0.87	9.264	559	91,844.77	79.20	61.41
9.501% to 10.000%	28	2,521,990.14	0.38	9.721	564	90,071.08	76.21	77.17
10.001% to 10.500%	6	352,693.23	0.05	10.399	527	58,782.21	66.94	100.00
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.750% per annum to 10.450% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.880% per annum.

Remaining Months to Stated Maturity of Aggregate Mortgage Loans

Range of Remaining Months to Stated Maturity	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
349 to 360	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 353 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Outstanding Mortgage Loan Principal Balances of Aggregate Mortgage Loans

Range of Outstanding Mortgage Loan Principal Balances	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
$50,000.00 or less	146	$6,339,294.23	0.95%	7.997%	608	$43,419.82	74.70%	74.28%
$50,000.01 to $100,000.00	677	52,287,676.95	7.85	7.690	617	77,234.38	81.21	66.20
$100,000.01 to $150,000.00	743	92,219,482.27	13.84	7.338	634	124,117.74	82.17	51.53
$150,000.01 to $200,000.00	590	101,962,806.43	15.31	7.104	640	172,818.32	82.73	42.43
$200,000.01 to $250,000.00	459	102,633,517.75	15.41	6.723	652	223,602.44	82.74	41.94
$250,000.01 to $300,000.00	384	105,531,470.79	15.84	6.576	661	274,821.54	82.93	33.56
$300,000.01 to $350,000.00	271	87,847,975.17	13.19	6.566	653	324,162.27	83.95	40.93
$350,000.01 to $400,000.00	182	68,920,914.45	10.35	6.459	663	378,686.34	83.26	36.90
$400,000.01 to $450,000.00	35	14,972,987.12	2.25	6.723	675	427,799.63	81.95	22.80
$450,000.01 to $500,000.00	46	22,346,746.44	3.35	6.728	666	485,798.84	80.97	26.09
$500,000.01 to $550,000.00	6	3,174,445.23	0.48	6.312	640	529,074.21	80.35	33.90
$550,000.01 to $600,000.00	6	3,440,892.90	0.52	6.247	676	573,482.15	76.23	16.38
$600,000.01 to $650,000.00	7	4,430,614.21	0.67	6.891	657	632,944.89	79.48	42.13
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $29,929.24 to approximately $650,000.00 and the average outstanding principal balance of the Mortgage Loans was approximately $187,530.64.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Product Types of Aggregate Mortgage Loans

Product Types	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2/28 LIBOR ARM	2,022	$302,499,720.35	45.41%	7.249%	628	$149,604.21	82.34%	47.36%
2/28 LIBOR IO ARM	1,339	324,091,408.68	48.65	6.573	666	242,039.89	82.80	35.72
3/27 LIBOR ARM	75	12,170,543.26	1.83	7.007	616	162,273.91	84.10	71.34
3/27 LIBOR IO ARM	38	9,705,233.77	1.46	6.560	653	255,400.89	80.97	49.81
5/1 TREASURY ARM	32	5,158,800.88	0.77	6.590	664	161,212.53	81.40	44.09
5/1 TREASURY IO ARM	46	12,483,117.00	1.87	6.161	689	271,372.11	81.99	63.31
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

Loan Programs of Aggregate Mortgage Loans

Loan Programs	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Bay Street	1,462	$313,368,224.93	47.04%	6.601%	676	$214,342.15	83.91%	30.80%
High Street	463	82,113,124.97	12.33	7.062	598	177,350.16	86.86	74.91
Main Street	897	135,751,735.22	20.38	7.543	572	151,339.73	80.56	71.62
South Street	16	3,534,287.89	0.53	6.471	644	220,892.99	61.49	37.97
Wall Street	714	131,341,450.93	19.72	6.758	691	183,951.61	79.29	19.89
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

State Distributions of Mortgaged Properties of Aggregate Mortgage Loans

State Distributions of Mortgaged Properties	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Arizona	206	$28,382,021.92	4.26%	7.000%	637	$137,776.81	83.30%	52.13%
Arkansas	11	826,164.51	0.12	7.966	578	75,105.86	83.76	73.12
California	1,157	305,631,551.90	45.88	6.390	670	264,158.64	82.29	34.02
Colorado	177	33,697,061.95	5.06	6.798	636	190,378.88	84.00	43.11
Connecticut	2	386,725.00	0.06	8.116	653	193,362.50	87.15	100.00
District of Columbia	6	1,337,934.26	0.20	7.219	707	222,989.04	80.17	39.12
Florida	142	18,971,117.75	2.85	7.328	616	133,599.42	84.19	59.78
Idaho	12	1,564,036.22	0.23	6.941	642	130,336.35	85.16	41.21
Illinois	689	112,579,042.51	16.90	7.529	629	163,394.84	83.01	47.46
Indiana	18	1,459,559.92	0.22	7.824	590	81,086.66	81.46	89.83
Iowa	93	7,704,203.73	1.16	8.066	585	82,840.90	83.61	80.03
Kansas	67	6,128,774.17	0.92	7.462	601	91,474.24	83.39	75.58
Kentucky	8	944,446.20	0.14	8.237	567	118,055.78	85.39	78.36
Louisiana	7	727,101.34	0.11	7.724	632	103,871.62	82.73	65.56
Maryland	69	15,256,198.75	2.29	7.399	640	221,104.33	80.53	34.70
Massachusetts	87	19,450,191.71	2.92	7.057	651	223,565.42	79.70	28.22
Michigan	54	9,457,699.21	1.42	7.197	612	175,142.58	84.25	58.61
Minnesota	21	4,270,486.09	0.64	6.925	609	203,356.48	83.28	70.90
Mississippi	9	843,104.80	0.13	7.423	622	93,678.31	85.15	84.89
Missouri	111	10,916,919.95	1.64	7.758	590	98,350.63	84.17	68.42
Nebraska	22	1,818,559.78	0.27	8.078	605	82,661.81	83.64	65.07
Nevada	27	4,189,284.16	0.63	7.208	658	155,158.67	79.64	32.14
New Hampshire	4	969,345.35	0.15	8.025	593	242,336.34	74.21	24.73
New Jersey	5	1,488,866.35	0.22	7.557	657	297,773.27	80.79	15.73
New Mexico	6	730,925.73	0.11	7.809	632	121,820.96	84.85	23.59
North Carolina	16	1,411,382.83	0.21	7.440	646	88,211.43	82.93	45.45
North Dakota	1	47,168.26	0.01	7.990	549	47,168.26	80.00	0.00
Ohio	1	94,412.04	0.01	6.350	660	94,412.04	90.00	100.00
Oklahoma	13	952,223.84	0.14	7.826	602	73,247.99	85.43	65.68
Oregon	17	2,352,275.75	0.35	7.248	607	138,369.16	84.35	56.59
Pennsylvania	12	1,467,982.68	0.22	7.615	628	122,331.89	83.14	66.05
Rhode Island	2	474,748.81	0.07	7.041	574	237,374.41	84.82	100.00
South Carolina	10	1,162,984.10	0.17	7.589	611	116,298.41	83.73	41.53
South Dakota	1	57,015.38	0.01	8.700	644	57,015.38	90.00	0.00
Tennessee	36	3,322,955.95	0.50	7.235	621	92,304.33	82.64	56.40
Texas	219	25,202,352.80	3.78	7.263	641	115,079.24	80.76	42.73
Utah	39	5,003,001.84	0.75	6.739	654	128,282.10	81.98	44.22
Virginia	49	11,297,009.18	1.70	7.181	650	230,551.21	83.22	36.11
Washington	104	20,678,531.81	3.10	6.825	630	198,832.04	82.99	63.61
West Virginia	2	243,545.24	0.04	7.167	616	121,772.62	77.51	60.66
Wisconsin	15	2,105,383.47	0.32	7.613	608	140,358.90	83.34	63.01
Wyoming	5	504,526.70	0.08	6.977	607	100,905.34	84.35	55.62
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

No more than approximately 0.66% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Original Loan-to-Value Ratios of Aggregate Mortgage Loans

Range of Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
50.00% or less	32	$4,614,240.78	0.69%	7.328%	604	$144,195.02	45.19%	46.85%
50.01% to 55.00%	9	1,306,624.01	0.20	7.119	584	145,180.45	53.24	68.74
55.01% to 60.00%	29	3,764,010.39	0.57	7.453	587	129,793.46	58.13	44.95
60.01% to 65.00%	54	6,840,368.41	1.03	7.452	605	126,673.49	63.27	48.25
65.01% to 70.00%	142	19,525,910.24	2.93	7.569	586	137,506.41	68.57	55.67
70.01% to 75.00%	202	28,955,897.38	4.35	7.407	597	143,346.03	73.95	53.76
75.01% to 80.00%	1,408	275,852,077.44	41.41	6.711	672	195,917.67	79.78	25.14
80.01% to 85.00%	719	146,318,691.68	21.97	6.865	650	203,503.05	84.73	35.37
85.01% to 90.00%	834	155,700,435.33	23.37	6.871	628	186,691.17	89.74	68.99
90.01% to 95.00%	112	21,552,153.23	3.24	7.396	641	192,429.94	94.67	83.74
95.01% to 100.00%	11	1,678,415.05	0.25	7.909	672	152,583.19	99.72	100.00
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 20.69% to 100.00% and the weighted average Original Loan-to-Value was approximately 82.56%.

Loan Purpose of Aggregate Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Purchase	1,942	$377,592,094.97	56.69%	6.686%	676	$194,434.65	82.89%	29.77%
Refinance	1,610	288,516,728.97	43.31	7.134	611	179,202.94	82.13	59.04
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

Property Type of Aggregate Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Condominium	339	$65,108,335.54	9.77%	6.622%	671	$192,059.99	82.74%	32.32%
Planned Unit Development	469	94,521,213.47	14.19	6.827	649	201,537.77	82.66	40.78
Rowhouse	1	52,427.46	0.01	9.850	506	52,427.46	70.00	100.00
Single Family Attached	19	3,185,098.01	0.48	7.379	653	167,636.74	82.99	50.91
Single Family Detached	2,613	480,493,051.69	72.13	6.916	643	183,885.59	82.54	44.40
Townhouse	26	3,508,480.21	0.53	7.336	652	134,941.55	86.71	43.38
Two-to-Four Family	85	19,240,217.56	2.89	6.930	685	226,355.50	81.31	34.28
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Documentation of Aggregate Mortgage Loans

Documentation	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
12 Month Bank Statements	105	$23,888,306.70	3.59%	6.949%	643	$227,507.68	83.72%	0.00%
24 Month Bank Statements	119	25,991,120.28	3.90	6.764	631	218,412.78	84.73	0.00
Full Documentation	1,723	282,724,739.58	42.44	6.900	615	164,088.65	84.03	100.00
Limited Documentation	28	5,608,016.03	0.84	6.885	622	200,286.29	81.15	0.00
Stated Income Self-Employed	538	115,214,414.02	17.30	7.017	664	214,153.19	80.57	0.00
Stated Income Wage Earner	1,039	212,682,227.33	31.93	6.785	688	204,698.97	81.33	0.00
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

Occupancy of Aggregate Mortgage Loans

Occupancy	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Investment Property	317	$42,112,330.07	6.32%	7.346%	675	$132,846.47	80.93%	43.99%
Primary Home	3,228	623,148,799.66	93.55	6.848	646	193,044.86	82.67	42.38
Second Home	7	847,694.21	0.13	7.539	696	121,099.17	80.68	11.02
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

Mortgage Loan Age Summary of Aggregate Mortgage Loans

Mortgage Loan Age Summary	Number of Mortgage Loans	ggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0	15	$3,018,412.80	0.45%	6.548%	653	$201,227.52	82.69%	35.71%
1	1,376	262,610,323.20	39.42	6.705	646	190,850.53	82.76	47.38
2	1,277	241,056,117.78	36.19	6.872	652	188,767.52	82.34	38.18
3	628	116,892,339.41	17.55	7.041	648	186,134.30	82.46	39.59
4	178	30,471,234.89	4.57	7.609	634	171,186.71	83.44	48.05
5	72	10,813,551.12	1.62	7.506	647	150,188.21	81.48	38.61
6	3	210,236.07	0.03	8.055	633	70,078.69	79.48	52.33
7	3	1,036,608.67	0.16	7.652	658	345,536.22	80.00	0.00
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Original Prepayment Penalty Term of Aggregate Mortgage Loans

Original Prepayment Penalty Term	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
6 Months	68	$6,276,974.17	0.94%	7.492%	599	$92,308.44	82.94%	76.16%
12 Months	19	3,620,989.57	0.54	6.920	658	190,578.40	84.97	58.32
18 Months	1	86,658.65	0.01	10.450	522	86,658.65	70.00	100.00
24 Months	2,244	452,824,031.11	67.98	6.666	655	201,793.24	82.58	39.12
30 Months	99	14,159,438.52	2.13	6.944	623	143,024.63	82.42	48.91
36 Months	146	33,070,976.20	4.96	6.442	666	226,513.54	82.26	56.95
None	975	156,069,755.72	23.43	7.562	629	160,071.54	82.52	46.66
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

Credit Scores of Aggregate Mortgage Loans

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
500 or less	3	$388,115.05	0.06%	8.073%	500	$129,371.68	78.43%	100.00%
501 to 525	155	21,077,778.85	3.16	7.901	516	135,985.67	79.85	91.63
526 to 550	307	43,028,273.87	6.46	7.698	539	140,157.24	79.79	80.59
551 to 575	314	46,122,529.84	6.92	7.510	563	146,887.04	82.89	73.31
576 to 600	282	47,105,606.52	7.07	7.254	589	167,041.16	81.93	67.97
601 to 625	310	56,837,546.22	8.53	7.024	614	183,346.92	84.15	70.37
626 to 650	460	92,066,952.26	13.82	6.932	639	200,145.55	83.74	44.21
651 to 675	591	122,552,958.05	18.40	6.699	664	207,365.41	82.86	28.34
676 to 700	490	103,524,108.82	15.54	6.557	686	211,273.69	82.59	20.92
701 to 725	311	64,477,261.08	9.68	6.491	712	207,322.38	82.45	17.22
726 to 750	177	36,746,429.46	5.52	6.379	738	207,606.95	82.54	20.55
751 to 775	113	24,892,662.55	3.74	6.260	760	220,289.05	81.47	18.23
776 to 800	39	7,288,601.37	1.09	6.566	784	186,887.21	81.02	30.76
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 800 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 648.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Credit Grade of Aggregate Mortgage Loans

Credit Grade	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
A	2,642	$527,431,524.32	79.18%	6.717%	667	$199,633.43	82.78%	33.56%
A-	229	36,655,103.07	5.50	7.478	571	160,065.95	81.45	63.90
A+	148	31,927,826.00	4.79	6.732	646	215,728.55	87.67	67.71
B	201	27,782,640.29	4.17	7.755	550	138,222.09	79.39	83.33
B+	152	20,855,753.01	3.13	7.371	547	137,208.90	86.28	87.85
C	149	18,041,131.34	2.71	8.333	541	121,081.42	72.84	87.84
C+	3	211,540.28	0.03	8.622	515	70,513.43	75.00	66.78
D	28	3,203,305.63	0.48	9.273	537	114,403.77	67.02	100.00
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

Margins of Aggregate Mortgage Loans

Range of Margins	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
4.501% to 5.000%	13	$3,548,734.77	0.53%	4.952%	687	$272,979.60	84.56%	78.20%
5.001% to 5.500%	1,670	351,618,373.30	52.79	6.659	647	210,549.92	83.47	54.54
5.501% to 6.000%	964	191,587,625.37	28.76	6.911	658	198,742.35	82.07	24.19
6.001% to 6.500%	904	119,210,667.78	17.90	7.538	632	131,870.21	80.63	35.10
7.501% to 8.000%	1	143,422.72	0.02	7.850	651	143,422.72	85.00	0.00
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 4.750% per annum to 7.700% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.667% per annum.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Maximum Mortgage Rates of Aggregate Mortgage Loans

Range of Maximum Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
12.000 or less	458	$120,454,398.14	18.08%	5.754%	680	$263,000.87	82.77%	56.35%
12.001 to 12.500	628	150,050,842.25	22.53	6.349	676	238,934.46	82.55	31.17
12.501 to 13.000	785	153,702,083.23	23.07	6.831	653	195,798.83	82.57	33.41
13.001 to 13.500	587	102,158,344.44	15.34	7.329	631	174,034.66	83.34	44.37
13.501 to 14.000	565	82,274,562.97	12.35	7.806	612	145,618.70	82.72	46.67
14.001 to 14.500	246	28,362,380.40	4.26	8.304	590	115,294.23	81.96	53.24
14.501 to 15.000	186	20,445,308.84	3.07	8.756	574	109,921.02	79.65	58.91
15.001 to 15.500	63	5,786,220.30	0.87	9.264	559	91,844.77	79.20	61.41
15.501 to 16.000	28	2,521,990.14	0.38	9.721	564	90,071.08	76.21	77.17
16.001 to 16.500	6	352,693.23	0.05	10.399	527	58,782.21	66.94	100.00
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.750% per annum to 16.450% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.880% per annum.

Next Rate Adjustment Date of Aggregate Mortgage Loans

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
September 2005	3	$1,036,608.67	0.16%	7.652%	658	$345,536.22	80.00%	0.00%
October 2005	3	210,236.07	0.03	8.055	633	70,078.69	79.48	52.33
November 2005	69	10,219,376.12	1.53	7.576	644	148,106.90	81.54	37.09
December 2005	175	30,078,044.83	4.52	7.603	635	171,874.54	83.50	47.37
January 2006	596	110,936,875.56	16.65	7.055	647	186,135.70	82.55	39.13
February 2006	1,213	227,432,197.89	34.14	6.880	652	187,495.63	82.37	37.58
March 2006	1,287	243,659,377.09	36.58	6.732	646	189,323.53	82.72	45.52
April 2006	15	3,018,412.80	0.45	6.548	653	201,227.52	82.69	35.71
November 2006	3	594,175.00	0.09	6.310	703	198,058.33	80.47	64.89
December 2006	3	393,190.06	0.06	8.110	580	131,063.35	78.85	100.00
January 2007	19	2,749,793.71	0.41	7.098	641	144,725.98	81.96	41.68
February 2007	40	8,539,829.97	1.28	6.899	632	213,495.75	83.06	54.05
March 2007	48	9,598,788.29	1.44	6.624	628	199,974.76	82.91	72.68
January 2009	13	3,205,670.14	0.48	6.513	688	246,590.01	79.77	53.66
February 2009	24	5,084,089.92	0.76	6.486	689	211,837.08	79.77	38.22
March 2009	41	9,352,157.82	1.40	6.100	676	228,101.41	83.63	69.66
Total:	3,552	$666,108,823.94	100.00%	6.880%	648	$187,530.64	82.56%	42.44%

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Group 2 Statistical Collateral Summary

Aggregate Outstanding Principal Balance	$333,062,807
Aggregate Original Principal Balance	$333,306,042
Number of Mortgage Loans	1,596

	Minimum	Maximum	Average(1)
Original Principal Balance	$30,000.00	$650,000.00	$208,838.37
Outstanding Principal Balance	$29,976.12	$650,000.00	$208,685.97

	Minimum	Maximum	Weighted Average(2)
Original Term (mos)	360	360	360
Stated Remaining Term (mos)	353	360	358
Loan Age (mos)	0	7	2
Current Interest Rate	4.80%	10.45%	6.89%
Initial Interest Rate Cap	2.00%	3.00%	2.97%
Periodic Rate Cap	1.00%	2.00%	1.03%
Gross Margin	4.80%	6.25%	5.67%
Maximum Mortgage Rate	10.80%	16.45%	12.89%
Minimum Mortgage Rate	4.80%	10.45%	6.89%
Months to Roll	17	59	24
Original Loan-to-Value	20.69%	100.00%	82.49%
Credit Score(3)	500	793	649

		Earliest	Latest
Maturity Date:		9/1/2033	4/1/2034

Lien Position	Percent of Mortgage Pool	Year of Origination	Percent of Mortgage Pool
1st Lien	100.00%	2003	22.02%
		2004	77.98%
		Total:	100.00%

Occupancy	Percent of Mortgage Pool	Loan Purpose	Percent of Mortgage Pool
Investment Property	5.90%	Purchase	56.55%
Primary Home	94.02%	Refinance	43.45%
Second Home	0.08%	Total:	100.00%
Total:	100.00%
		Property Type	Percent of Mortgage Pool
Loan Type	Percent of Mortgage Pool	Condominium	8.35%
ARM	100.00%	Planned Unit Development	15.01%
		Single Family Attached	0.47%
		Single Family Detached	73.75%
		Townhouse	0.40%
		Two-to-Four Family	2.02%
		Total:	100.00%

(1)

Sum of Principal Balance divided by total number of loans.

(2)

Weighted by Outstanding Principal Balance.

(3)

Minimum and Weighting only for loans with scores.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Mortgage Rates of Group 2 Mortgage Loans

Range of Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
6.000% or Less	230	$69,456,129.46	20.85%	5.747%	680	$301,983.17	82.89%	55.83%
6.001% to 6.500%	265	73,598,335.82	22.10	6.359	677	277,729.57	82.71	30.27
6.501% to 7.000%	298	66,700,717.42	20.03	6.836	655	223,827.91	82.44	27.59
7.001% to 7.500%	232	48,235,661.82	14.48	7.323	633	207,912.34	83.04	42.50
7.501% to 8.000%	208	34,582,066.90	10.38	7.804	619	166,259.94	81.86	40.41
8.001% to 8.500%	187	22,135,320.06	6.65	8.299	587	118,370.70	81.86	54.08
8.501% to 9.000%	123	13,653,673.72	4.10	8.754	579	111,005.48	81.32	60.51
9.001% to 9.500%	36	3,405,132.16	1.02	9.254	557	94,587.00	79.70	60.77
9.501% to 10.000%	15	1,196,879.04	0.36	9.677	567	79,791.94	78.18	86.76
10.001% to 10.500%	2	98,891.08	0.03	10.270	524	49,445.54	70.79	100.00
Total:	1,596	$333,062,807.48	100.00%	6.886%	649	$208,685.97	82.49%	41.24%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.800% per annum to 10.450% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.886% per annum.

Remaining Months to Stated Maturity of Group 2 Mortgage Loans

Range of Remaining Months to Stated Maturity	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
349 - 360	1,596	$333,062,807.48	100.00%	6.886%	649	$208,685.97	82.49%	41.24%
Total:	1,596	$333,062,807.48	100.00%	6.886%	649	$208,685.97	82.49%	41.24%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 353 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Outstanding Mortgage Loan Principal Balances of Group 2 Mortgage Loans

Range of Outstanding Mortgage Loan Principal Balances	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
$50,000.00 or less	68	$2,941,565.64	0.88%	8.307%	595	$43,258.32	74.49%	71.06%
$50,000.01 to $100,000.00	305	23,292,706.93	6.99	7.893	611	76,369.53	81.11	69.26
$100,000.01 to $150,000.00	305	37,746,254.78	11.33	7.516	622	123,758.21	82.10	56.38
$150,000.01 to $200,000.00	225	38,763,856.15	11.64	7.224	640	172,283.81	83.30	42.87
$200,000.01 to $250,000.00	146	32,762,916.07	9.84	6.814	652	224,403.53	82.40	39.97
$250,000.01 to $300,000.00	127	34,935,418.61	10.49	6.596	662	275,082.04	82.90	30.97
$300,000.01 to $350,000.00	142	46,937,025.13	14.09	6.620	649	330,542.43	83.71	40.79
$350,000.01 to $400,000.00	179	67,741,378.27	20.34	6.450	663	378,443.45	83.27	37.55
$400,000.01 to $450,000.00	34	14,548,987.12	4.37	6.723	674	427,911.39	82.01	23.46
$450,000.01 to $500,000.00	46	22,346,746.44	6.71	6.728	666	485,798.84	80.97	26.09
$500,000.01 to $550,000.00	6	3,174,445.23	0.95	6.312	640	529,074.21	80.35	33.90
$550,000.01 to $600,000.00	6	3,440,892.90	1.03	6.247	676	573,482.15	76.23	16.38
$600,000.01 to $650,000.00	7	4,430,614.21	1.33	6.891	657	632,944.89	79.48	42.13
Total:	1,596	$333,062,807.48	100.00%	6.886%	649	$208,685.97	82.49%	41.24%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $29.976.12 to approximately $650,000.00 and the average outstanding principal balance of the Mortgage Loans was approximately $208,685.97.

Product Types of Group 2 Mortgage Loans

Product Types	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2/28 LIBOR ARM	885	$137,060,536.80	41.15%	7.379%	624	$154,870.66	82.22%	46.40%
2/28 LIBOR IO ARM	616	174,078,431.51	52.27	6.541	668	282,594.86	82.63	34.44
3/27 LIBOR ARM	32	5,297,170.47	1.59	7.246	607	165,536.58	84.96	73.10
3/27 LIBOR IO ARM	21	5,656,595.45	1.70	6.516	659	269,361.69	83.87	56.14
5/1 TREASURY ARM	18	3,121,847.25	0.94	6.581	655	173,435.96	81.71	35.81
5/1 TREASURY IO ARM	24	7,848,226.00	2.36	6.090	684	327,009.42	81.73	72.02
Total:	1,596	$333,062,807.48	100.00%	6.886%	649	$208,685.97	82.49%	41.24%

Loan Programs of Group 2 Mortgage Loans

Loan Programs	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Bay Street	627	$152,494,068.23	45.79%	6.572%	676	$243,212.23	84.07%	32.98%
High Street	200	37,866,694.03	11.37	7.175	600	189,333.47	86.97	72.61
Main Street	423	66,855,390.65	20.07	7.656	573	158,050.57	80.25	65.42
South Street	5	1,473,881.78	0.44	6.489	627	294,776.36	64.02	64.41
Wall Street	341	74,372,772.79	22.33	6.701	687	218,101.97	79.34	20.02
Total:	1,596	$333,062,807.48	100.00%	6.886%	649	$208,685.97	82.49%	41.24%

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

State Distributions of Mortgaged Properties of Group 2 Mortgage Loans

State Distributions of Mortgaged Properties	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Arizona	77	$11,952,321.20	3.59%	7.070%	636	$155,224.95	83.60%	57.45%
Arkansas	4	227,250.93	0.07	8.082	583	56,812.73	85.35	100.00
California	541	163,242,175.38	49.01	6.361	671	301,741.54	82.66	34.66
Colorado	67	13,988,218.15	4.20	6.896	634	208,779.38	83.37	35.40
Connecticut	2	386,725.00	0.12	8.116	653	193,362.50	87.15	100.00
District of Columbia	3	716,816.43	0.22	7.107	740	238,938.81	80.70	32.56
Florida	68	9,892,999.69	2.97	7.397	618	145,485.29	84.37	61.22
Idaho	2	188,152.26	0.06	6.900	673	94,076.13	78.77	34.46
Illinois	311	54,125,383.24	16.25	7.640	627	174,036.60	82.48	44.69
Indiana	9	763,644.57	0.23	8.015	574	84,849.40	82.47	80.56
Iowa	52	4,371,731.53	1.31	8.153	583	84,071.76	83.96	75.07
Kansas	30	2,721,746.60	0.82	7.686	586	90,724.89	83.23	80.56
Kentucky	5	607,926.16	0.18	8.375	589	121,585.23	86.92	83.17
Louisiana	4	445,423.71	0.13	7.986	602	111,355.93	84.39	100.00
Maryland	26	6,837,923.90	2.05	7.479	631	262,997.07	77.92	22.82
Massachusetts	37	8,880,616.51	2.67	7.151	651	240,016.66	80.39	31.79
Michigan	21	4,397,078.05	1.32	7.101	602	209,384.67	83.98	62.21
Minnesota	7	1,859,425.61	0.56	6.794	600	265,632.23	82.38	84.42
Mississippi	5	442,234.43	0.13	7.766	623	88,446.89	85.82	71.19
Missouri	56	5,946,376.24	1.79	7.951	585	106,185.29	84.24	64.34
Nebraska	11	886,878.48	0.27	8.112	590	80,625.32	82.52	63.07
Nevada	16	2,611,277.59	0.78	7.200	647	163,204.85	79.53	37.70
New Hampshire	3	726,689.48	0.22	8.117	582	242,229.83	68.93	32.99
New Jersey	3	1,019,842.69	0.31	7.658	666	339,947.56	80.00	0.00
New Mexico	3	325,855.78	0.10	7.933	654	108,618.59	81.86	26.75
North Carolina	6	321,009.72	0.10	7.327	646	53,501.62	73.41	77.43
Ohio	1	94,412.04	0.03	6.350	660	94,412.04	90.00	100.00
Oklahoma	9	713,472.96	0.21	7.872	597	79,274.77	83.67	62.87
Oregon	4	511,062.43	0.15	7.741	588	127,765.61	80.42	48.80
Pennsylvania	5	647,529.39	0.19	7.698	609	129,505.88	84.16	81.29
South Carolina	5	593,469.65	0.18	7.932	588	118,693.93	81.87	52.49
Tennessee	17	1,590,287.39	0.48	7.449	614	93,546.32	81.96	57.03
Texas	97	12,392,156.81	3.72	7.336	636	127,754.19	79.97	37.64
Utah	13	1,506,798.14	0.45	6.382	663	115,907.55	81.04	68.61
Virginia	21	6,195,090.08	1.86	7.115	663	295,004.29	83.67	23.32
Washington	46	10,009,556.41	3.01	6.796	635	217,599.05	81.94	55.28
Wisconsin	6	614,797.56	0.18	7.153	613	102,466.26	85.43	64.08
Wyoming	3	308,451.29	0.09	7.326	587	102,817.10	84.90	68.86
Total:	1,596	$333,062,807.48	100.00%	6.886%	649	$208,685.97	82.49%	41.24%

No more than approximately 0.59% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Original Loan-to-Value Ratios of Group 2 Mortgage Loans

Range of Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
50.00% or less	15	$2,138,547.75	0.64%	7.847%	577	$142,569.85	43.74%	31.59%
50.01% to 55.00%	5	658,856.16	0.20	6.579	631	131,771.23	52.81	38.01
55.01% to 60.00%	9	1,298,351.99	0.39	7.746	593	144,261.33	57.71	42.63
60.01% to 65.00%	22	3,177,583.92	0.95	7.546	594	144,435.63	63.46	50.54
65.01% to 70.00%	53	7,381,325.70	2.22	7.623	577	139,270.30	68.40	61.23
70.01% to 75.00%	106	16,334,640.38	4.90	7.508	599	154,100.38	73.99	49.45
75.01% to 80.00%	653	146,010,652.33	43.84	6.725	669	223,599.77	79.75	23.99
80.01% to 85.00%	319	70,737,692.81	21.24	6.850	652	221,748.25	84.65	37.24
85.01% to 90.00%	350	71,957,092.88	21.60	6.846	630	205,591.69	89.69	69.07
90.01% to 95.00%	57	12,594,211.23	3.78	7.473	642	220,951.07	94.69	78.08
95.01% to 100.00%	7	773,852.33	0.23	8.076	662	110,550.33	99.39	100.00
Total:	1,596	$333,062,807.48	100.00%	6.886%	649	$208,685.97	82.49%	41.24%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 20.69% to 100.00% and the weighted average Original Loan-to-Value was approximately 82.49%.

Loan Purpose of Group 2 Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Purchase	861	$188,361,455.81	56.55%	6.645%	676	$218,770.56	82.89%	31.00%
Refinance - Cashout	735	144,701,351.67	43.45	7.201	614	196,872.59	81.97	54.58
Total:	1,596	$333,062,807.48	100.00%	6.886%	649	$208,685.97	82.49%	41.24%

Property Type of Group 2 Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Condominium	126	$27,809,513.79	8.35%	6.564%	672	$220,710.43	82.23%	30.54%
Planned Unit Development	212	50,004,528.60	15.01	6.835	647	235,870.42	82.45	40.72
Single Family Attached	9	1,555,999.78	0.47	7.530	680	172,888.86	83.45	34.79
Single Family Detached	1,207	245,644,358.62	73.75	6.910	645	203,516.45	82.47	42.78
Townhouse	10	1,316,043.43	0.40	7.675	661	131,604.34	87.17	31.23
Two-to-Four Family	32	6,732,363.26	2.02	7.443	683	210,386.35	83.57	36.90
Total:	1,596	$333,062,807.48	100.00%	6.886%	649	$208,685.97	82.49%	41.24%

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Documentation of Group 2 Mortgage Loans

Documentation	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
12 Month Bank Statements	62	$17,203,939.50	5.17%	6.921%	644	$277,482.90	83.04%	0.00%
24 Month Bank Statements	55	14,824,948.76	4.45	6.617	631	269,544.52	84.56	0.00
Full Documentation	779	137,366,610.81	41.24	6.905	618	176,337.11	84.16	100.00
Limited Documentation	14	3,406,064.03	1.02	6.612	631	243,290.29	81.09	0.00
Stated Income Self-Employed	268	65,764,975.84	19.75	7.036	663	245,391.70	80.23	0.00
Stated Income Wage Earner	418	94,496,268.54	28.37	6.801	688	226,067.63	81.27	0.00
Total:	1,596	$333,062,807.48	100.00%	6.886%	649	$208,685.97	82.49%	41.24%

Occupancy of Group 2 Mortgage Loans

Occupancy	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Investment Property	140	$19,666,498.31	5.90%	7.388%	671	$140,474.99	81.00%	42.04%
Primary Home	1,452	313,132,435.33	94.02	6.854	647	215,655.95	82.59	41.20
Second Home	4	263,873.84	0.08	8.097	649	65,968.46	77.53	35.40
Total:	1,596	$333,062,807.48	100.00%	6.886%	649	$208,685.97	82.49%	41.24%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

Mortgage Loan Age Summary of Group 2 Mortgage Loans

Mortgage Loan Age Summary	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0	8	$1,631,602.80	0.49%	6.368%	676	$203,950.35	81.65%	37.92%
1	593	127,358,215.92	38.24	6.711	645	214,769.34	82.68	47.70
2	584	122,601,382.38	36.81	6.864	655	209,933.87	82.42	37.20
3	295	60,568,609.81	18.19	7.073	648	205,317.32	82.26	36.34
4	77	14,052,798.24	4.22	7.622	635	182,503.87	82.93	43.07
5	35	5,823,363.39	1.75	7.451	646	166,381.81	81.84	38.20
6	2	110,019.71	0.03	9.025	551	55,009.86	79.00	100.00
7	2	916,815.23	0.28	7.639	656	458,407.62	80.00	0.00
Total:	1,596	$333,062,807.48	100.00%	6.886%	649	$208,685.97	82.49%	41.24%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Original Prepayment Penalty Term of Group 2 Mortgage Loans

Original Prepayment Penalty Term	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
6 Months	30	$2,721,746.60	0.82%	7.686%	586	$90,724.89	83.23%	80.56%
12 Months	11	2,211,897.62	0.66	6.839	670	201,081.60	83.35	55.50
24 Months	988	225,707,475.67	67.77	6.647	656	228,448.86	82.69	38.52
30 Months	41	6,495,202.22	1.95	7.044	626	158,419.57	81.27	36.77
36 Months	69	18,422,549.76	5.53	6.429	665	266,993.47	83.19	60.89
None	457	77,503,935.61	23.27	7.653	628	169,592.86	81.78	43.09
Total:	1,596	$333,062,807.48	100.00%	6.886%	649	$208,685.97	82.49%	41.24%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

Credit Scores of Group 2 Mortgage Loans

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	ighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
500 or less	1	$245,800.00	0.07%	8.000%	500	$245,800.00	74.94%	100.00%
501 to 525	78	10,237,960.11	3.07	8.097	516	131,255.90	80.68	95.41
526 to 550	140	18,744,564.94	5.63	7.878	540	133,889.75	79.38	81.97
551 to 575	140	21,207,548.45	6.37	7.708	563	151,482.49	82.16	65.06
576 to 600	138	24,851,689.15	7.46	7.356	589	180,084.70	81.74	63.73
601 to 625	145	29,227,634.88	8.78	7.096	614	201,569.90	83.92	64.50
626 to 650	216	50,887,380.60	15.28	6.891	639	235,589.73	83.11	36.37
651 to 675	265	64,029,425.47	19.22	6.633	664	241,620.47	82.75	31.38
676 to 700	201	47,370,771.96	14.22	6.495	686	235,675.48	83.14	27.06
701 to 725	125	31,294,321.82	9.40	6.475	713	250,354.57	82.12	15.87
726 to 750	73	17,277,193.02	5.19	6.385	738	236,673.88	83.30	22.09
751 to 775	55	13,993,181.64	4.20	6.251	760	254,421.48	81.28	12.07
776 to 800	19	3,695,335.44	1.11	6.468	783	194,491.34	81.96	43.65
Total:	1,596	$333,062,807.48	100.00%	6.886%	649	$208,685.97	82.49%	41.24%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 793 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 649.

Credit Grade of Group 2 Mortgage Loans

Credit Grade	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
A	1,175	$267,652,112.69	80.36%	6.695%	667	$227,789.03	82.73%	33.49%
A-	107	18,406,870.03	5.53	7.618	573	172,026.82	81.17	54.11
A+	54	13,886,998.78	4.17	6.861	652	257,166.64	87.28	63.05
B	90	12,066,721.03	3.62	7.989	549	134,074.68	79.38	84.09
B+	67	8,861,586.11	2.66	7.547	546	132,262.48	87.29	86.61
C	86	10,610,385.52	3.19	8.325	543	123,376.58	74.44	91.26
C+	3	211,540.28	0.06	8.622	515	70,513.43	75.00	66.78
D	14	1,366,593.04	0.41	9.307	542	97,613.79	64.83	100.00
Total:	1,596	$333,062,807.48	100.00%	6.886%	649	$208,685.97	82.49%	41.24%

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Margins of Group 2 Mortgage Loans

Range of Margins	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
4.501% to 5.000%	7	$1,990,798.03	0.60%	4.958%	674	$284,399.72	86.06%	61.14%
5.001% to 5.500%	711	169,730,234.74	50.96	6.609	652	238,720.44	83.40	52.28
5.501% to 6.000%	433	98,581,003.87	29.60	6.939	655	227,669.75	82.03	26.09
6.001% to 6.500%	445	62,760,770.84	18.84	7.615	630	141,035.44	80.63	34.57
Total:	1,596	$333,062,807.48	100.00%	6.886%	649	$208,685.97	82.49%	41.24%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 4.800% per annum to 6.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.673% per annum.

Maximum Mortgage Rates of Group 2 Mortgage Loans

Range of Maximum Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
12.000 or less	230	$69,456,129.46	20.85%	5.747%	680	$301,983.17	82.89%	55.83%
12.001 to 12.500	265	73,598,335.82	22.10	6.359	677	277,729.57	82.71	30.27
12.501 to 13.000	298	66,700,717.42	20.03	6.836	655	223,827.91	82.44	27.59
13.001 to 13.500	232	48,235,661.82	14.48	7.323	633	207,912.34	83.04	42.50
13.501 to 14.000	208	34,582,066.90	10.38	7.804	619	166,259.94	81.86	40.41
14.001 to 14.500	187	22,135,320.06	6.65	8.299	587	118,370.70	81.86	54.08
14.501 to 15.000	123	13,653,673.72	4.10	8.754	579	111,005.48	81.32	60.51
15.001 to 15.500	36	3,405,132.16	1.02	9.254	557	94,587.00	79.70	60.77
15.501 to 16.000	15	1,196,879.04	0.36	9.677	567	79,791.94	78.18	86.76
16.001 to 16.500	2	98,891.08	0.03	10.270	524	49,445.54	70.79	100.00
Total:	1,596	$333,062,807.48	100.00%	6.886%	649	$208,685.97	82.49%	41.24%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.800% per annum to 16.450% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.886% per annum.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Next Rate Adjustment Date of Group 2 Mortgage Loans

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
September 2005	2	$916,815.23	0.28%	7.639%	656	$458,407.62	80.00%	0.00%
October 2005	2	110,019.71	0.03	9.025	551	55,009.86	79.00	100.00
November 2005	34	5,754,365.94	1.73	7.462	646	169,246.06	81.89	37.46
December 2005	77	14,052,798.24	4.22	7.622	635	182,503.87	82.93	43.07
January 2006	277	56,616,594.94	17.00	7.093	646	204,392.04	82.30	35.69
February 2006	545	113,719,619.68	34.14	6.876	655	208,659.85	82.41	35.79
March 2006	556	118,337,151.77	35.53	6.744	645	212,836.60	82.56	45.39
April 2006	8	1,631,602.80	0.49	6.368	676	203,950.35	81.65	37.92
November 2006	1	68,997.45	0.02	6.600	689	68,997.45	77.53	100.00
January 2007	9	1,559,553.71	0.47	7.132	659	173,283.75	84.73	26.44
February 2007	24	5,088,337.68	1.53	7.014	630	212,014.07	84.57	62.08
March 2007	19	4,236,877.08	1.27	6.603	628	222,993.53	84.18	80.43
January 2009	9	2,392,461.16	0.72	6.568	684	265,829.02	79.69	58.32
February 2009	15	3,793,425.02	1.14	6.315	682	252,895.00	79.77	46.17
March 2009	18	4,784,187.07	1.44	5.993	668	265,788.17	84.28	75.74
Total:	1,596	$333,062,807.48	100.00%	6.886%	649	$208,685.97	82.49%	41.24%

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Hypothetical Available Funds Cap Table

Class 1-A and Subordinate Notes

Payment Date	Aggregate Available Funds Cap (%) (1)(2)	Aggregate Available Funds Cap (%) (1)(3)	Payment Date	Aggregate Available Funds Cap (%) (1)(2)	Aggregate Available Funds Cap (%) (1)(3)
5/25/2004	NA	NA	11/25/2006	6.669	10.250
6/25/2004	4.262	10.250	12/25/2006	6.903	10.250
7/25/2004	4.344	10.250	1/25/2007	6.693	10.250
8/25/2004	4.214	10.250	2/25/2007	6.705	10.250
9/25/2004	4.189	10.250	3/25/2007	7.441	10.250
10/25/2004	4.267	10.250	4/25/2007	6.735	10.250
11/25/2004	4.136	10.250	5/25/2007	6.973	10.250
12/25/2004	4.210	10.250	6/25/2007	6.618	10.250
1/25/2005	4.078	10.250	7/25/2007	6.839	10.250
2/25/2005	4.047	10.250	8/25/2007	6.618	10.250
3/25/2005	4.337	10.250	9/25/2007	6.618	10.250
4/25/2005	3.982	10.250	10/25/2007	6.838	10.250
5/25/2005	4.047	10.250	11/25/2007	6.618	10.250
6/25/2005	3.913	10.250	12/25/2007	6.838	10.250
7/25/2005	3.972	10.250	1/25/2008	6.617	10.250
8/25/2005	3.837	10.250	2/25/2008	6.617	10.250
9/25/2005	3.798	10.250	3/25/2008	7.073	10.250
10/25/2005	3.850	10.250	4/25/2008	6.617	10.250
11/25/2005	5.674	10.250	5/25/2008	6.837	10.250
12/25/2005	5.846	10.250	6/25/2008	6.616	10.250
1/25/2006	5.713	10.250	7/25/2008	6.837	10.250
2/25/2006	5.761	10.250	8/25/2008	6.616	10.250
3/25/2006	6.545	10.250	9/25/2008	6.616	10.250
4/25/2006	6.275	10.250	10/25/2008	6.836	10.250
5/25/2006	6.775	10.250	11/25/2008	6.616	10.250
6/25/2006	6.615	9.387	12/25/2008	6.836	10.250
7/25/2006	6.846	9.714	1/25/2009	6.615	10.250
8/25/2006	6.636	9.416	2/25/2009	6.615	10.250
9/25/2006	6.646	10.156	3/25/2009	7.333	10.250
10/25/2006	6.879	10.250

(1)

Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates less the Owner Trustee Fee and Net Swap Payments in effect on the related due date, less interest paid to the Class A-IO Notes, divided by (y) the aggregate Certificate Principal balance as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.  Subject to the Fixed Rate Cap of 10.25%.

(2)

Assumes no losses, 20% cleanup call, 28% CPR on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year CMT remain constant at 1.09%, 1.17% and 1.30%, respectively.

(3)

Assumes no losses, 20% cleanup call, 28% CPR on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year CMT remain constant at 1.09%, 1.17% and 1.30%, respectively, for the first Payment Date and all increase to 20.00% after the first Payment Date.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Hypothetical Available Funds Cap Table

Class 2-A Notes

Payment Date	Aggregate Available Funds Cap (%) (1)(2)	Aggregate Available Funds Cap (%) (1)(3)	Payment Date	Aggregate Available Funds Cap (%) (1)(2)	Aggregate Available Funds Cap (%) (1)(3)
5/25/2004	NA	NA	11/25/2006	6.669	10.300
6/25/2004	4.262	10.300	12/25/2006	6.903	10.300
7/25/2004	4.344	10.300	1/25/2007	6.693	10.300
8/25/2004	4.214	10.300	2/25/2007	6.705	10.300
9/25/2004	4.189	10.300	3/25/2007	7.441	10.300
10/25/2004	4.267	10.300	4/25/2007	6.735	10.300
11/25/2004	4.136	10.300	5/25/2007	6.973	10.300
12/25/2004	4.210	10.300	6/25/2007	6.618	10.300
1/25/2005	4.078	10.300	7/25/2007	6.839	10.300
2/25/2005	4.047	10.300	8/25/2007	6.618	10.300
3/25/2005	4.337	10.300	9/25/2007	6.618	10.300
4/25/2005	3.982	10.300	10/25/2007	6.838	10.300
5/25/2005	4.047	10.300	11/25/2007	6.618	10.300
6/25/2005	3.913	10.300	12/25/2007	6.838	10.300
7/25/2005	3.972	10.300	1/25/2008	6.617	10.300
8/25/2005	3.837	10.300	2/25/2008	6.617	10.300
9/25/2005	3.798	10.300	3/25/2008	7.073	10.300
10/25/2005	3.850	10.300	4/25/2008	6.617	10.300
11/25/2005	5.674	10.300	5/25/2008	6.837	10.300
12/25/2005	5.846	10.300	6/25/2008	6.616	10.300
1/25/2006	5.713	10.300	7/25/2008	6.837	10.300
2/25/2006	5.761	10.300	8/25/2008	6.616	10.300
3/25/2006	6.545	10.300	9/25/2008	6.616	10.300
4/25/2006	6.275	10.300	10/25/2008	6.836	10.300
5/25/2006	6.775	10.300	11/25/2008	6.616	10.300
6/25/2006	6.615	9.387	12/25/2008	6.836	10.300
7/25/2006	6.846	9.714	1/25/2009	6.615	10.300
8/25/2006	6.636	9.416	2/25/2009	6.615	10.300
9/25/2006	6.646	10.156	3/25/2009	7.333	10.300
10/25/2006	6.879	10.300

(1)

Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates less the Owner Trustee Fee and Net Swap Payments in effect on the related due date, less interest paid to the Class A-IO Notes, divided by (y) the aggregate Certificate Principal balance as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.  Subject to the Fixed Rate Cap of 10.30%.

(2)

Assumes no losses, 20% cleanup call, 28% CPR on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year CMT remain constant at 1.09%, 1.17% and 1.30%, respectively.

(3)

Assumes no losses, 20% cleanup call, 28% CPR on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year CMT remain constant at 1.09%, 1.17% and 1.30%, respectively, for the first Payment Date and all increase to 20.00% after the first Payment Date.

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Bond Sensitivity Tables (To Call)

Class 1-A

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	18.71	2.70	2.08	1.18	0.81
MDR (yr)	16.40	2.65	2.05	1.18	0.81
Beg Principal	May04	May04	May04	May04	May04
End Principal	Jul31	Jul10	Mar09	Apr07	Apr06
Prin Window (mos)	327	75	59	36	24

Class 2-A

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	18.87	2.71	2.08	1.18	0.81
MDR (yr)	16.50	2.66	2.05	1.18	0.81
Beg Principal	May04	May04	May04	May04	May04
End Principal	Jul31	Jul10	Mar09	Apr07	Apr06
Prin Window (mos)	327	75	59	36	24

Class M1

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	25.78	5.08	4.26	3.01	2.01
MDR (yr)	21.09	4.89	4.14	2.96	1.99
Beg Principal	Apr26	Jun07	Sep07	Apr07	Apr06
End Principal	Jul31	Jul10	Mar09	Apr07	Apr06
Prin Window (mos)	64	38	19	1	1

Class M2

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	25.78	5.07	4.17	3.01	2.01
MDR (yr)	19.58	4.79	3.99	2.92	1.97
Beg Principal	Apr26	May07	Jul07	Apr07	Apr06
End Principal	Jul31	Jul10	Mar09	Apr07	Apr06
Prin Window (mos)	64	39	21	1	1

Class M3

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	25.78	5.07	4.14	3.01	2.01
MDR (yr)	18.87	4.75	3.93	2.90	1.96
Beg Principal	Apr26	May07	Jun07	Apr07	Apr06
End Principal	Jul31	Jul10	Mar09	Apr07	Apr06
Prin Window (mos)	64	39	22	1	1

Class M4

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	25.78	5.07	4.12	3.01	2.01
MDR (yr)	18.10	4.69	3.88	2.88	1.95
Beg Principal	Apr26	May07	Jun07	Apr07	Apr06
End Principal	Jul31	Jul10	Mar09	Apr07	Apr06
Prin Window (mos)	64	39	22	1	1

Class M5

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	25.78	5.07	4.12	3.01	2.01
MDR (yr)	17.78	4.67	3.86	2.88	1.95
Beg Principal	Apr26	May07	Jun07	Apr07	Apr06
End Principal	Jul31	Jul10	Mar09	Apr07	Apr06
Prin Window (mos)	64	39	22	1	1

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Bond Sensitivity Tables (To Maturity)

Class 1-A

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	18.91	3.22	2.49	1.21	0.81
MDR (yr)	16.55	3.11	2.43	1.21	0.81
Beg Principal	May04	May04	May04	May04	May04
End Principal	Feb34	Mar23	Jun19	Oct13	May06
Prin Window (mos)	358	227	183	114	25

Class 2-A

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	19.08	3.25	2.50	1.22	0.81
MDR (yr)	16.65	3.13	2.44	1.21	0.81
Beg Principal	May04	May04	May04	May04	May04
End Principal	Feb34	May23	Aug19	Nov13	May06
Prin Window (mos)	358	229	184	115	25

Class M1

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.31	6.40	5.31	5.88	2.30
MDR (yr)	21.44	6.04	5.08	5.62	2.27
Beg Principal	Apr26	Jun07	Sep07	Oct08	May06
End Principal	Jan34	Mar20	Dec16	Oct12	Nov06
Prin Window (mos)	94	154	112	49	7

Class M2

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.31	6.34	5.17	4.37	3.09
MDR (yr)	19.87	5.84	4.85	4.17	2.98
Beg Principal	Apr26	May07	Jul07	Dec07	Nov06
End Principal	Dec33	Nov18	Nov15	Jun11	Sep10
Prin Window (mos)	93	139	101	43	47

Class M3

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.30	6.26	5.09	4.02	5.06
MDR (yr)	19.14	5.72	4.73	3.82	4.72
Beg Principal	Apr26	May07	Jun07	Oct07	Nov08
End Principal	Oct33	Apr17	Jul14	Aug10	Dec09
Prin Window (mos)	91	120	86	35	14

Class M4

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.30	6.21	5.02	3.89	4.30
MDR (yr)	18.34	5.60	4.62	3.67	4.02
Beg Principal	Apr26	May07	Jun07	Sep07	May08
End Principal	Sep33	Jul16	Dec13	Apr10	Nov08
Prin Window (mos)	90	111	79	32	7

Class M5

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.28	6.13	4.95	3.78	3.88
MDR (yr)	18.00	5.51	4.55	3.55	3.64
Beg Principal	Apr26	May07	Jun07	Aug07	Dec07
End Principal	Aug33	Oct15	May13	Nov09	May08
Prin Window (mos)	89	102	72	28	6

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Breakeven CDR Table

The table below displays the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include: (1) prepayment speed is 28% CPR for the Mortgages Loans, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

		STATIC LIBOR		FORWARD LIBOR
	RATING (S/M)	CDR BREAK	CUM LOSS	CDR BREAK	CUM LOSS
Class M1	AA/Aa2	23.5	17.83%	22.3	17.27%
Class M2	A/A2	16.0	13.76%	15.0	13.17%
Class M3	A-/A3	13.9	12.42%	12.9	11.78%
Class M4	BBB+/Baa1	12.2	11.26%	11.3	10.65%
Class M5	BBB/Baa2	10.6	10.09%	9.8	9.52%

Fieldstone Mortgage Investment Trust, Series 2004-2

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

CSFB Contacts

	NAME	PHONE EXTENSION
Asset Finance:	Brendan J. Keane	(212) 325-6459
	Boris Grinberg	(212) 325-4375
	Kenny Rosenberg	(212) 325-3587
	Saumil Patel	(212) 325-5945
	David Steinberg – Collateral	(212) 325-2774
	Moses Kimanzi - Collateral	(212) 325-9081
	Balazs Foldvari – Structuring	(212) 538-3549

Asset Backed Syndication:	Tricia Hazelwood	(212) 325-8549
	Melissa Simmons	(212) 325-8549
	Jim Drvostep	(212) 325-8549

Asset Backed Research:	Rod Dubitsky	(212) 325-4740
	Chris Fenske	(212) 325-0369